                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                               September 11, 1996
                                 Date of Report
                        (Date of earliest event reported)

                    OCCUPATIONAL HEALTH + REHABILITATION INC
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        02-21428                                          13-3464527
 (Commission File Number)                      (IRS Employer Identification No.)

                           175 Derby Street, Suite 36
                        Hingham, Massachusetts 02043-5048
               (Address of principal executive offices) (Zip Code)

                                 (617) 741-5175
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.

         On September 11, 1996, Occupational Health + Rehabilitation Inc ("OH+R") executed and closed an Asset Purchase Agreement (the "Purchase Agreement") with Argosy Health, L.P. ("Argosy"), a Pennsylvania limited partnership. Pursuant to the terms of the Purchase Agreement, OH+R purchased a 70% undivided interest in certain assets, including, but not limited to, equipment, physical therapy machinery and inventory and supplies (the "Purchased Assets") of a business division of Argosy which provides industrial on-site occupational and physical therapy and related assessments, evaluations and injury prevention programs for employees with work related injuries and illnesses in New Jersey, Pennsylvania, Delaware, Maryland, Northern Virginia and the District of Columbia (the "Business"). Also on September 11, 1996, OH+R and Argosy formed a general partnership by the name of Argosy Health Northeast (the "Partnership") which will provide the services of the Business and may also provide management and related services to various occupational and rehabilitation health centers. OH+R contributed to the Partnership the Purchased Assets (excluding goodwill) as its initial capital contribution and Argosy contributed the 30% undivided interest in the assets of the Business (excluding goodwill) which it retained under the Purchase Agreement.

         In consideration of the sale of the Purchased Assets, OH+R agreed to pay to Argosy: (i) $750,000 in cash, which was paid at closing; (ii) 100,502 shares of OH+R's Common Stock, which are to be delivered to Argosy on January 6, 1997; (iii) an amount equal to 24.5% of net income before taxes of the Partnership for specified periods ending on September 11, 1999, payable on the 15th day following the end of each calendar quarter; and (iv) $50,000 in cash if the Partnership's net income before taxes for the twelve months following September 11, 1996 exceeds $600,000, which, if payable, will be paid no later than November 10, 1997. The amount of consideration paid to Argosy by OH+R was established through negotiations between the parties. The cash consideration paid and payable to Argosy was and will be funded from working capital.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)     Financial Statements of Business Acquired.

            (i)  Audited financial statements of OH+R for the following periods:

                 Statement of Net Assets to be Acquired at December 31, 1995 Statement of Revenues and Direct Expenses for the year ended
                   December 31, 1995
                 Notes to Financial Statements

            (ii) Unaudited financial statements of OH+R for the following periods:

                 Statement of Net Assets at August 31, 1996
                 Statement of Revenues and Direct Expenses for the eight
                   months ended August 31, 1995 and August 31, 1996
                 Notes to Unaudited Interim Financial Statements

         The foregoing financial statements, together with the Report of Independent Auditors, are included on pages F-1 through F-13 of this report.

         (b)     Pro Forma Financial Information.

             (i) Unaudited Pro Forma Combined Financial Information Introductory
                   Statement

            (ii) Unaudited Pro Forma Combined Statement of Operations for the
                   year ended December 31, 1995

           (iii) Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 1996

            (iv) Notes to Unaudited Pro Forma Combined Financial Information

         The foregoing pro forma financial information is included on pages P-1 through P-4 of this report.

         (c)      Exhibits.

         2.01 Asset Purchase Agreement by and between Argosy Health, L.P. and Occupational Health + Rehabilitation Inc dated as of September 11, 1996 and effective as of September 1, 1996. (Previously filed)

         23.01    Consent of Ernst & Young LLP. (Filed herewith)

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 22, 1996                             OCCUPATIONAL HEALTH +
                                                     REHABILITATION INC

                                                     /s/ Richard P. Quinlan
                                                     ---------------------------
                                                     Richard P. Quinlan
                                                     Chief Financial Officer
                                                     and Treasurer

                              Financial Statements

                             Midatlantic Division of
                               Argosy Health, L.P.

                          Year ended December 31, 1995
                       with Report of Independent Auditors

                             Midatlantic Division of
                               Argosy Health, L.P.

                              Financial Statements

                          Year ended December 31, 1995


                                    CONTENTS

Report of Independent Auditors.............................................................   F-3

Audited Financial Statements

Statement of Net Assets to be Acquired.....................................................   F-4
Statement of Revenues and Direct Expenses..................................................   F-5
Notes to Financial Statements..............................................................   F-6

ERNST & YOUNG LLP          Two Commerce Square         Phone: 215-448-5000
                           Suite 4000                  Fax:   215-448-4069
                           2001 Market Street
                           Philadelphia
                           Pennsylvania 19103-7096




                         Report of Independent Auditors

The Partners
Argosy Health, L.P.

We have audited the accompanying statement of net assets to be acquired of the Midatlantic Division of Argosy Health, L.P. as of December 31, 1995 and the related statement of revenues and direct expenses for the year then ended. These financial statements are the responsibility of Argosy Health's management. Our responsibility is to express an opinion on their financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, the above mentioned financial statements have been prepared solely to present the net assets to be acquired of the Midatlantic Division of Argosy Health, L.P. by Occupational Health + Rehabilitation Inc pursuant to the Asset Purchase Agreement described in Note 1, and are not intended to be a complete presentation of the Midatlantic Division's assets and liabilities.

In our opinion, the financial statements referred to above and as described in
Note 1, present fairly, in all material respects, the net assets to be acquired of the Midatlantic Division of Argosy Health, L.P. as of December 31, 1995 and its revenues and direct expenses for the year then ended, in conformity with generally accepted accounting principles.

                                                     ERNST & YOUNG LLP

October 22, 1996

                             Midatlantic Division of
                               Argosy Health, L.P.

                     Statement of Net Assets to be Acquired

                                December 31, 1995


ASSETS TO BE ACQUIRED
Furniture and equipment:
     Office furniture and equipment                       $ 44,852
     Medical equipment                                      25,479
                                                          --------
                                                            70,331
     Less accumulated depreciation                          17,181
                                                          --------
Total assets to be acquired                                 53,150

LIABILITIES TO BE ASSUMED
Obligations under capital leases                            21,416
                                                          --------
Net assets to be acquired                                 $ 31,734
                                                          ========


See accompanying notes.

                             Midatlantic Division of
                               Argosy Health, L.P.

                    Statement of Revenues and Direct Expenses

                          Year ended December 31, 1995

Revenues                                                       $2,020,889
Cost of revenues                                                1,532,967
                                                               ----------
                                                                  487,922

Selling, general, and administrative expense                      466,924
                                                               ----------
Excess of revenues over direct expenses                        $   20,998
                                                               ==========

See accompanying notes.

                             Midatlantic Division of
                               Argosy Health, L.P.

                          Notes to Financial Statements

                                December 31, 1995


1.       BASIS OF PRESENTATION

Argosy Health, L.P. (the "Company"), based in Horsham, Pennsylvania, is a Pennsylvania Limited Partnership which is in the business of providing physical and occupational therapy to injured workers. The Company's licensed therapists deliver industrial rehabilitation directly to the workplace and integrate rehabilitation procedures with the needs and demands of the workplace. The purpose of industrial rehabilitation is to physically prepare injured workers for return to pre-injury economic capacity or maximum function.

The Midatlantic Division of the Company encompasses the operations conducted in the Northeastern part of the United States specifically Pennsylvania, New Jersey, Delaware, Maryland, Virginia and Washington, D.C. The statement of revenue and direct expenses includes the revenue and expenses which are directly identifiable with the Midatlantic Division of the Company and does not include any allocation of corporate overhead.

Effective September 1, 1996, Occupational Health + Rehabilitation Inc (OH+R) acquired a 70% undivided interest in the assets and liabilities presented, which are related to the Midatlantic Division of the Company as set forth in an "Asset Purchase Agreement." Prior to the purchase, the assets and liabilities, and revenues and direct expenses presented herein of the Midatlantic Division, a component of the Company, did not constitute a legal or reporting entity for which financial statements were prepared.

Concurrent with the purchase, the Company and OH+R have agreed to enter into a joint venture to operate the Midatlantic Division of the Company whereby the Company and OH+R will have a 30% and 70% undivided ownership interest, respectively.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                             Midatlantic Division of
                               Argosy Health, L.P.

                    Notes to Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FURNITURE AND EQUIPMENT

Furniture and equipment is depreciated on a straight-line basis over its estimated useful life of 3 to 7 years for office furniture and equipment and 7 years for medical equipment.

REVENUES AND DIRECT EXPENSES

Revenues, costs, and expenses not directly related to the Midatlantic Division have been excluded from the statement of revenues and direct expenses. These costs include corporate and administrative expenses, interest income and expense, and federal and state income taxes which have not been allocated by the Company.

Payment for services are primarily received from insurance companies who provide Workers' Compensation insurance for the insured employer/customer or from Third Party Administrators which provide administrative services for the self-insured employers/customers.

INCOME TAX STATUS

In accordance with federal and state tax regulations, all items of taxable income or loss are passed through the Partnership to the individual partners. Accordingly, no provision for federal or state taxes is required.

3.       FURNITURE AND EQUIPMENT

Depreciation and amortization expense related to furniture and equipment was $7,610 in 1995.

4.       CAPITAL LEASES

Certain equipment leased under a capital lease agreement is included in office furniture and equipment, net of accumulated amortization.

                             Midatlantic Division of
                               Argosy Health, L.P.

                    Notes to Financial Statements (continued)




4. CAPITAL LEASES (CONTINUED)

At December 31, 1995, the future minimum lease payments on the obligations under capital leases are as follows:

                           1996                                       $ 6,480
                           1997                                         6,480
                           1998                                         6,480
                           1999                                         6,480
                           2000                                           535
                                                                      -------
                           Total future minimum lease payments         26,455
                           Less amount representing interest            5,039
                                                                      -------
                           Net future minimum lease payments          $21,416
                                                                      =======

                             Midatlantic Division of
                               Argosy Health, L.P.


                         Unaudited Financial Statements

                             Midatlantic Division of
                               Argosy Health, L.P.

                             Statement of Net Assets
                                   (UNAUDITED)
                                 August 31, 1996


ASSETS
Furniture and equipment:
     Office furniture and equipment                                      $44,803
     Medical equipment                                                    38,603
                                                                         -------
                                                                          83,406
     Less accumulated depreciation                                        36,495
                                                                         -------
Total assets                                                              46,911

LIABILITIES
Obligations under capital leases                                          18,531
                                                                         -------
NET ASSETS                                                               $28,380
                                                                         =======


See accompanying notes

                             Midatlantic Division of
                               Argosy Health, L.P.

                    Statement of Revenues and Direct Expenses
                                   (UNAUDITED)


                                                    Eight months ended August 31,
                                                    -----------------------------
                                                       1996              1995
                                                    ----------        -----------

Revenues                                            $1,463,992        $ 1,318,685
Cost of revenues                                       911,536          1,309,147
                                                    ----------        -----------
                                                       552,456              9,538
                                                    ----------        -----------


Selling, general and administrative expenses           179,962            255,331
                                                    ----------        -----------
Excess of revenues over direct expenses             $  372,494        $  (245,793)
                                                    ==========        ===========



See accompanying notes

                             MIDATLANTIC DIVISION OF
                               ARGOSY HEALTH, L.P.

                 NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS
                                   (UNAUDITED)

                                 AUGUST 31, 1996


1. REVENUES AND DIRECT EXPENSES

Revenues, costs and expenses not directly related to the Midatlantic Division of Argosy Health, L.P. ("Argosy" or the "Company") have been excluded from the Statement of Revenues and Direct Expenses. These costs include corporate and administrative expenses, interest income and expense and federal and state income taxes which have not been allocated by Argosy.


2. BASIS OF PRESENTATION

The accompanying unaudited interim Statement of Net Assets and Statement of Revenues and Direct Expenses have been prepared in accordance with Rule 10.01 of Regulation S-X pertaining to interim financial statements and do not include all the financial information and disclosures required by generally accepted accounting principles. The financial statements presented herein reflect all adjustments (consisting of normal recurring adjustments) which, in the opinion of management, are considered necessary for a fair presentation of the Company's financial condition and operating results as of August 31, 1996 and for the eight months ended August 31, 1996 and 1995, on the basis described above. The results of operations for the interim periods may not necessarily be indicative of the results that may be expected for a full year.


3. SUBSEQUENT EVENTS

Sale of Midatlantic Division:

On September 11, 1996, Occupational Health + Rehabilitation Inc ("OH+R") executed and closed an Asset Purchase Agreement ("Purchase Agreement") with Argosy. Pursuant to the terms of the Purchase Agreement, OH+R purchased a 70% undivided interest in certain assets, including, but not limited to, equipment, physical therapy machinery and inventory and supplies of a business division of Argosy which provides industrial on-site occupational and physical therapy and related assessments, evaluations and injury prevention programs for employees with work related injuries and illnesses in New Jersey, Pennsylvania, Delaware, Maryland, Northern Virginia and the District of Columbia (the "Business"). Also on September 11, 1996, OH+R and Argosy formed a general partnership by the name of Argosy Health Northeast which will provide the services of the Business and may also provide management and related services to various occupational and rehabilitation health centers. OH+R contributed to the Partnership the assets purchased (excluding goodwill) as its initial capital contribution and Argosy contributed the 30% undivided interest in the assets of the Business which it retained under the Purchase Agreement (excluding goodwill).

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

                    OCCUPATIONAL HEALTH + REHABILITATION INC


         The following Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 1995 and the nine months ended September 30, 1996 give effect to the merger with Telor Ophthalmic Pharmaceuticals, Inc. (Telor) accounted for under the reverse acquisition purchase method of accounting and the purchase of certain assets of Argosy Health, L.P. (Argosy). The financial information for the year ended December 31, 1995 for Telor has been obtained from the financial statements of Telor which have been audited by Arthur Andersen LLP. The consolidated financial information for the year ended December 31, 1995 for OH+R has been obtained from the consolidated financial statements of OH+R which have been audited by Ernst & Young LLP. The financial information for the year ended December 31, 1995 for Argosy has been obtained from the financial statements of Argosy which have been audited by Ernst & Young LLP.

         The Unaudited Pro Forma Combined Financial Information is based on the historical financial statements of Telor, OH+R and Argosy under the assumptions and adjustments set forth in the accompanying Notes to the Unaudited Pro Forma Combined Financial Information. No Pro Forma Balance Sheet as of September 30, 1996 is presented as both the Telor merger and the Argosy acquisition are reflected in the September 30, 1996 Balance Sheet contained in OH+R's Form 10-Q for the quarter ended September 30, 1996 dated November 13, 1996 and filed on November 14, 1996. The Unaudited Pro Forma Combined Statements of Operations assume that the merger was consummated at the beginning of the periods indicated.

         The Unaudited Pro Forma Combined Financial Information may not be indicative of the results that actually would have occurred if the Telor merger and the Argosy acquisition had been in effect on the dates indicated or which may be expected in the future. The Unaudited Pro Forma Combined Financial Information should be read in conjunction with the historical financial statements and accompanying notes of Telor, OH+R and Argosy.

                    OCCUPATIONAL HEALTH + REHABILITATION INC

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                 Midatlantic
                                                                              Division of Argosy    Pro Forma
                                                   OH+R           Telor          Health, L.P.      Adjustments       Pro Forma
                                               -----------     -----------       -----------       ------------    ------------

Total revenue                                  $ 6,023,947     $        --       $ 2,020,889       $               $  8,044,836
Operating and administrative expenses           (7,697,903)     (7,718,628)       (1,992,281)                       (17,408,812)
Depreciation and amortization                     (365,486)       (219,605)           (7,610)                          (592,701)
Interest expense                                   (96,746)             --                 0                            (96,746)
Interest income                                     37,566         383,721                 0                            421,287
Minority interest in net loss of subsidiary        322,211              --                 0                            322,211
                                               -----------     -----------       -----------       ------------    ------------

Net loss                                       $(1,776,411)    $(7,554,512)      $    20,998       $          0    $ (9,309,925)
                                               ===========     ===========       ===========       ============    ============

Net loss available to common stock             $(2,337,087)    $(7,554,512)      $    20,998       $          0    $ (9,309,925)
                                               ===========     ===========       ===========       ============    ============

Net loss per share                             $     (3.53)    $     (9.67)      $        --       $          0    $      (6.46)
                                               ===========     ===========       ===========       ============    ============

Weighted average common shares and
   common share equivalents outstanding            661,855         780,886                --               (549)      1,442,192
                                               ===========     ===========       ===========       ============    ============



  See Accompanying Notes to Unaudited Pro Forma Combined Financial Information

                    OCCUPATIONAL HEALTH + REHABILITATION INC

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                                                                                Midatlantic
                                                                            Division of Argosy    Pro Forma
                                                   OH+R           Telor         Health, L.P.     Adjustments       Pro Forma
                                                -----------      ---------  ------------------   -----------      -----------
Total revenue                                   $ 6,447,520      $       0      $ 1,463,992      $                $ 7,911,512
Operating and administrative expenses            (7,363,765)      (683,404)      (1,091,498)                       (9,138,667)
Depreciation and amortization                      (317,321)             0                                           (317,321)
Interest expense                                   (205,496)             0                0                          (205,496)
Interest income                                      56,531        107,603                0                           164,134
Minority interest in net loss of subsidiary         193,879              0                0                           193,879
                                                -----------      ---------      -----------      -----------      -----------

Net loss                                        $(1,188,652)     $(575,801)     $   372,494      $         0      $(1,391,959)
                                                ===========      =========      ===========      ===========      ===========

Net loss per share                              $     (1.74)     $   (1.73)     $        --      $         0      $     (1.37)
                                                ===========      =========      ===========      ===========      ===========

Weighted average common shares and
   common share equivalents outstanding             682,088        332,760               --                0        1,014,848
                                                ===========      =========      ===========      ===========      ===========



  See Accompanying Notes to Unaudited Pro Forma Combined Financial Information

                    OCCUPATIONAL HEALTH + REHABILITATION INC


           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION


A. BASIS OF PRESENTATION

         The Unaudited Pro Forma Combined Statements of Operations assume that the merger with Telor and the Asset Purchase Agreement with Argosy Health, L.P. were consummated at the beginning of the periods indicated. The merger has been accounted for in the accompanying Unaudited Pro Forma Combined Financial Information under the reverse acquisition purchase method of accounting.


B. ADJUSTMENTS TO STATEMENT OF OPERATIONS

         The adjustment to weighted average common shares and common share equivalents outstanding for purposes of computing pro forma net loss per share reflects the conversion of shares of OH+R Common Stock and OH+R Preferred Stock into Telor Stock at a conversion ratio of 0.1415957.

                                  EXHIBIT INDEX



                                                                    Sequentially
Exhibit No.                      Description                       Numbered Page
-----------                      -----------                       -------------

   23.01                  Consent of Ernst & Young LLP